Exhibit 10.2

EXECUTION VERSION

INCREASE TERM JOINDER

INCREASE TERM JOINDER, dated as of February 17, 2012 (this “Increase Term Joinder”), to the Amended and Restated Credit Agreement, dated as of October 13, 2011 (as amended by Amendment No. 3 to the Credit Agreement (the “Amendment”), dated as of the date hereof, as supplemented by this Increase Term Joinder, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MICROSEMI CORPORATION, a Delaware corporation (the “Borrower”), MORGAN STANLEY & CO. LLC, as collateral agent, the Lenders from time to time party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”) and as syndication agent.

WHEREAS pursuant to Section 2.4(a) of the Credit Agreement, the Borrower has requested that certain Persons set forth on Schedule I hereto (each such Person, an “Incremental Term Lender” and collectively, the “Incremental Term Lenders”) provide Term Loans to the Borrower under the Credit Agreement in an aggregate principal amount of $12,000,000 (such Term Loans, collectively, the “Incremental Term Loans” and each Term Loan from an individual Incremental Term Lender, an “Incremental Term Loan”);

WHEREAS each Incremental Term Lender is willing to provide its respective Incremental Term Loan to the Borrower, on the terms and subject to the conditions set forth herein; and

WHEREAS Morgan Stanley Senior Funding, Inc. will act as sole lead arranger and sole bookrunner for the Incremental Term Loans.

NOW, THEREFORE, the Borrower, the Incremental Term Lenders and the Administrative Agent hereby agree as follows:

1. Definitions. Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

2. Terms of the Incremental Term Loans. The Incremental Term Loans shall have the following terms:

(a) On each Quarterly Payment Date, beginning with the Quarterly Payment Date in June 2012, the Borrower shall repay to the Administrative Agent for the ratable account of the Incremental Term Lenders the principal amount of Incremental Term Loans then outstanding in an amount equal to 0.25% of the aggregate initial principal amounts of all Incremental Term Loans theretofore borrowed by the Borrower pursuant to Section 2.4(a) of the Credit Agreement (which amounts shall be reduced as a result of the application or prepayments in accordance with the order of priority set forth in Section 4.8).

(b) The remaining unpaid principal amount of the Incremental Term Loans shall be repaid, if not earlier in accordance with the Credit Agreement, on the Term Loan Maturity Date.

(c) The Applicable Margin with respect to the Incremental Term Loans shall be the same as the Applicable Margin for Term Loans set forth in the Credit Agreement.

(d) The Incremental Term Loans shall be utilized (i) to pay the prepayment premium and other fees and expenses incurred in connection with the Amendment and (ii) for general corporate purposes of the Borrower and its Subsidiaries.

(e) All other terms and provisions of the Incremental Term Loans shall be as set forth in the Credit Agreement.

3. Conditions to the Effectiveness of the Incremental Term Loan Commitment and the Making of the Incremental Term Loans. The Incremental Term Loan Commitment of each Incremental Term Lender shall become effective as of the date hereof (the “Term Loan Increase Effective Date”); provided that each of the following conditions is satisfied:

(a) The Administrative Agent shall have received duly executed and delivered counterparts of (i) this Increase Term Joinder that, when taken together, bear the signatures of the Borrower, the Administrative Agent and each Incremental Term Lender and (ii) the reaffirmation agreement (the “Reaffirmation Agreement”) attached hereto as Exhibit A.

(b) All fees required to be paid, and all accrued reasonable, documented out-of-pocket expenses required to be paid and for which invoices have been presented (including the reasonable fees and expenses of legal counsel), in connection with this Increase Term Joinder shall have been paid or reimbursed, as the case may be.

(c) Each of the representations and warranties made in this Increase Term Joinder shall be true and correct in all material respects on and as of the Term Loan Increase Effective Date as if made on and as of such date (in the event such representations and warranties relate to a specific date, such representation and warranty shall be true and correct in all material respects on and as of such specific date).

(d) The Administrative Agent shall have received the executed legal opinion of O’Melveny & Myers LLP counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

(e) Each document (including any Uniform Commercial Code financing statement, but excluding any Intellectual Property Security Agreement) required by the Security Documents or under law or reasonably requested by the Collateral Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 8.3 of the Credit Agreement), shall be in proper form for filing, registration or recordation.

(f) The Administrative Agent shall have received reasonably satisfactory evidence that the Board of Directors of each of the Borrower and each other Loan Party has approved the execution and delivery of this Increase Term Joinder and the Reaffirmation Agreement, as the case may be, and the performance of the transactions contemplated hereby and thereby.

(g) The Administrative Agent shall have received a notice of borrowing executed by the Borrower.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Incremental Term Lenders as follows:

(a) Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Term Loan Increase Effective Date as if made on and as of such date except to the extent that such representations and warranties relate to a specific date, in which case such representation and warranty was true and correct in all material respects as of such specific date.

(b) No Default or Event of Default has occurred and is continuing or would result from the borrowings to be made on the Term Loan Increase Effective Date.

(c) No order, judgment or decree of any Governmental Authority applicable to any Loan Party purports to restrain any Incremental Term Lender from making any extension of credit to be made by it.

(d) The Borrower is in compliance with each of the covenants set forth in Section 8.1 of the Credit Agreement after giving pro forma effect to the borrowings to be made on the Term Loan Increase Effective Date as of the date of the most recent financial statements delivered pursuant to Section 7.1(a) of the Credit Agreement.

5. Loans; Commitments. Pursuant to Section 2.4 of the Credit Agreement, by execution and delivery of this Increase Term Joinder, together with the satisfaction of all of the other requirements and conditions set forth in this Increase Term Joinder, each undersigned Incremental Term Lender (a) shall have, on and as of the Term Loan Increase Effective Date, an Incremental Term Loan Commitment equal to the amount set forth in the recitals hereto, (b) shall be, and shall be deemed to be, a “Term Lender” under, and as such term is defined in, the Credit Agreement and (c) severally agrees to make a Term Loan to the Borrower on the Term Loan Increase Effective Date in an amount not to exceed its Incremental Term Loan Commitment. Any reference in the Loan Documents to Term Loans shall be deemed, unless the context otherwise requires, to include references to the Incremental Term Loans.

6. Miscellaneous. The Administrative Agent hereby agrees solely for purposes of this Increase Term Joinder to modify (a) the ten (10) Business Day notice period required pursuant to Section 2.4(a)(i) of the Credit Agreement to effect an Incremental Term Loan Commitment to an eight (8) Business Day notice period and (b) the minimum increments of an Incremental Term Loan Commitment required pursuant to Section 2.4(a) of the Credit Agreement from $10,000,000 to $2,000,000.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Increase Term Joinder to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MICROSEMI CORPORATION, as Borrower

By:	/s/ John W. Hohener
Name:	John W. Hohener
Title:	Executive Vice President, Chief Financial Officer, Treasurer & Secretary

MORGAN STANLEY SENIOR FUNDING, INC.,as Administrative Agent

By:	/s/ Stephen B. King
Name:	Stephen B. King
Title:	Vice President

[Signature Page – Increase Term Joinder]

MORGAN STANLEY SENIOR FUNDING, INC.,as an Incremental Term Lender

By:	/s/ Stephen B. King
Name:	Stephen B. King
Title:	Vice President

[Signature Page – Increase Term Joinder]

SCHEDULE I

Incremental Term Lenders

MORGAN STANLEY SENIOR FUNDING, INC.

Exhibit A

REAFFIRMATION AGREEMENT, dated as of February 17, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among MICROSEMI CORPORATION, a Delaware corporation (the “Borrower”), each Subsidiary Guarantor (as defined in the Credit Agreement referred to below) identified on the signature pages hereto (the Borrower and the Subsidiary Guarantors identified on the signature pages hereto, collectively, the “Reaffirming Parties” and each a “Reaffirming Party”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”) and MORGAN STANLEY & CO. LLC, as collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”).

WHEREAS the Borrower, the incremental term lenders party thereto and the Administrative Agent have entered into the Increase Term Joinder, dated as of the date hereof (the “Increase Term Joinder”), which supplements the Amended and Restated Credit Agreement, dated as of October 13, 2011 (as amended by Amendment No. 3 to the Credit Agreement, dated as of the date hereof, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Administrative Agent.

WHEREAS each Reaffirming Party is party to one or more of the Loan Documents.

WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Increase Term Joinder becoming effective and the transactions contemplated thereby being consummated.

WHEREAS the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Increase Term Joinder and the consummation of the transactions contemplated thereby.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation

SECTION 1.01. Defined Terms. Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement.

SECTION 1.02. Reaffirmation. Each Reaffirming Party hereby (a) consents to the Increase Term Joinder and the transactions contemplated thereby, (b) agrees that the Credit Agreement, as supplemented by the Increase Term Joinder, shall remain in full force and effect, and (c) confirms its respective guarantees and grants of security interests, as applicable, under each of the Security Documents to which it is party, and agrees that, notwithstanding the effectiveness of the Increase Term Joinder, such guarantees and grants of security interests shall continue to be in full force and effect and shall continue to accrue to the benefit of the Secured Parties.

SECTION 1.03. Grant of Security Interest; Authorization. In furtherance of the reaffirmations set forth in the preceding Section 1.02, and pursuant to the Guarantee and Collateral Agreement, each Reaffirming Party hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all its respective Collateral (as defined in the Guarantee and Collateral

Agreement), as collateral security for the complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Secured Obligations. Pursuant to Section 9-509 of the UCC and any other applicable law, each Reaffirming Party authorizes the Collateral Agent to take all actions that are reasonably necessary or advisable to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, to file or record financing or continuation statements and other filing or recording documents or instruments with respect to its respective Collateral without the signature of such Reaffirming Party, to execute security agreements and/or record security grants and to file, execute and/or record amendments and/or supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Collateral Agent herein, except with respect to Intellectual Property, foreign jurisdictions).

ARTICLE II

Miscellaneous

SECTION 2.01. Security Document. This Agreement is a Security Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 2.02. Effectiveness; Amendment; Counterparts. This Agreement shall become effective on the date when copies hereof which, when taken together, bear the signatures of each Reaffirming Party, the Administrative Agent and the Collateral Agent, shall have been received by the Administrative Agent and the Collateral Agent (or its counsel). None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 of the Credit Agreement. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower, the Administrative Agent and the Collateral Agent.

SECTION 2.03. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any Reaffirming Party under any Loan Document from any of its obligations and liabilities under the Credit Agreement or the other Loan Documents. Each of the Credit Agreement and the other Loan Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or in connection herewith.

SECTION 2.04. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each Reaffirming Party, the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties, have caused this Agreement to be duly executed by their respective officers as of the date first above written.

MICROSEMI CORPORATION, as a Reaffirming Party

By:
Name:
Title:

ACTEL CORPORATION, as a Reaffirming Party

By:
Name:
Title:

MICROSEMI CORP. – MASSACHUSETTS, as a Reaffirming Party

By:
Name:
Title:

MICROSEMI CORP. – POWER PRODUCTS GROUP, as a Reaffirming Party

By:
Name:
Title:

MICROSEMI CORP. – ANALOG MIXED SIGNAL GROUP, as a Reaffirming Party

By:
Name:
Title:

[Signature Page – Reaffirmation Agreement]

MICROSEMI CORP. – RF INTEGRATED SOLUTIONS, as a Reaffirming Party

By:
Name:
Title:

MICROSEMI CORP. – RF POWER PRODUCTS, as a Reaffirming Party

By:
Name:
Title:

MICROSEMI CORP. – POWER MANAGEMENT GROUP, as a Reaffirming Party

By:
Name:
Title:

WHITE ELECTRONIC DESIGNS CORPORATION, as a Reaffirming Party

By:
Name:
Title:

[Signature Page – Reaffirmation Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

MORGAN STANLEY & CO. LLC, as Collateral Agent

By:
Name:
Title:

[Signature Page – Reaffirmation Agreement]